July 1, 2023
Summary
Prospectus
Victory Treasury Money Market Trust (Formerly USAA Treasury Money Market Trust®)
Fund Shares
UATXX
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated July 1, 2023, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.
You also may obtain this information at no cost by calling (800) 235-8396 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
Victory Capital Management Inc. and its affiliates are not affiliated with United Services Automobile Association or its affiliates (USAA). USAA and the USAA logo are registered trademarks of USAA.
vcm.com
(800) 235-8396

Victory Treasury Money Market Trust Summary
Investment Objective
The Victory Treasury Money Market Trust (the “Fund”) seeks to provide investors maximum current income while maintaining the highest degree of safety and liquidity.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees (fees paid directly from your investment)	NONE
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.13%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.37%
Fee Waiver/Expense Reimbursement	(0.02%)[1]
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.35%[1]
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed 0.35% of the Fund through at least June 30, 2024. The Adviser is permitted to recoup fees waived and expenses reimbursed for up to three years after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for the Fund is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$117	$206	$466

Victory Treasury Money Market Trust Summary
Principal Investment Strategy
The Fund normally invests at least 80% of its assets in U.S. government securities with maturities of 397 days or less, which consist of U.S. Treasury bills, notes, and bonds; repurchase agreements collateralized by such obligations; and other obligations of the U.S. Treasury. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”). Accordingly, the Fund restricts its investments to instruments that meet certain maturity and quality requirements under Rule 2a-7. Generally, such investments will be limited to securities with remaining maturities of 397 calendar days or less that are determined to present minimal credit risk; are issued by a money market fund; or are issued or guaranteed by the U.S. government or any agency or instrumentality thereof.
Under applicable federal securities laws, money market funds that qualify as “retail” (retail money market funds) or “government” (government money market funds) are permitted to utilize amortized cost to value their portfolio securities and to transact at a stable $1 NAV per share. In addition to the Fund’s 80% policy, the Fund also intends to qualify as a government money market fund in compliance with the requirements of Rule 2a-7 and, accordingly, is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by cash or government securities. Government securities include any securities issued or guaranteed as to principal and interest by the United States and its agencies or instrumentalities.
The Fund’s Board of Trustees has determined that the Fund will not be subject to liquidity fees or redemption gates at this time.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Stable Net Asset Value Risk – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Interest Rate Risk – When interest rates rise, debt security prices generally fall. The opposite also generally is true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of debt securities. The Fund’s yield will vary. A sharp and unexpected rise in interest rates could cause the Fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield and could also impair the Fund’s ability to maintain a stable net asset value (“NAV”).
Large Shareholder Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 education savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.

Victory Treasury Money Market Trust Summary
Credit Risk – Credit risk is expected to be low for the Fund because it invests primarily in securities that are considered to be of high quality, including securities that are backed by the full faith and credit of the U.S. government. However, there is the possibility that an issuer will fail to make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets.
Investment Performance
The following bar chart and table are intended to help you understand some of the risks of investing in the Fund. The bar chart illustrates the Fund’s volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows the Fund’s average annual total returns for the periods indicated.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

*Represents less than 0.01%
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	0.84%	December 31, 2022
Lowest Quarter	0.00%	March 31, 2022

Year-to-date return	1.03%	March 31, 2023
Average Annual Total Returns
For Periods Ended December 31, 2022
1 Year	5 Years	10 Years
1.42%	1.01%	0.55%

Victory Treasury Money Market Trust Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of Victory Income Investors, a Victory Capital investment franchise.
Portfolio Management
	Title	Tenure with the Fund
Cody Perkins, CFA	Senior Portfolio Manager	Since 2018
Douglas J. Rollwitz, CFA, CAIA	Portfolio Manager	Since January 2023
Purchase and Sale of Fund Shares
You may purchase or sell shares of the Fund on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 182593, Columbus, Ohio 43218-2593. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
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Minimum initial purchase: $3,000
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Minimum subsequent investment: $50
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593
98058-0723